   SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
   INSTITUTIONAL PRIME SHARES TM

                                                               SCHWAB FUNDS LOGO

   Prospectus
   April 30, 2007
   As amended July 13, 2007

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.


                                                           [CHARLES SCHWAB LOGO]

TO OUR DIRECT ORDER CLIENTS

A COMMITMENT TO YOUR PRIVACY
At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all shareholders with whom we have a relationship and is also extended to each of our former shareholders.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION. We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

- ACCOUNT HISTORY. Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

- THIRD-PARTY INFORMATION PROVIDERS. We may collect information about you from information services and consumer reporting agencies to verify your identity.

- WEBSITE USAGE. When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

- to help us maintain and process transactions for your account;

- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;

- ensuring our officers and employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

- shred documents that contain personal information;

- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.

(C)2007 SchwabFunds. All rights reserved.

SCHWAB VALUE ADVANTAGE MONEY FUND(R)-
INSTITUTIONAL PRIME SHARES TM


       ABOUT THE FUND

          Strategy.................................................    1

          Risks....................................................    2

          Performance..............................................    3

          Fund fees and expenses...................................    3

          Fund management..........................................    5

       INVESTING IN THE FUND

          Placing direct orders....................................    7

          Placing intermediary orders..............................    9

          Transaction policies.....................................   12

          Dividends and taxes......................................   14

SCHWAB VALUE ADVANTAGE MONEY FUND(R)
TICKER SYMBOL:  Institutional Prime Shares: SNAXX

--------------------------------------------------------------------------------
THE FUND'S GOAL IS TO SEEK THE HIGHEST CURRENT INCOME CONSISTENT WITH STABILITY OF CAPITAL AND LIQUIDITY.

MONEY FUND REGULATIONS

Money market funds in the United States are subject to rules that are designed to help them maintain a stable share price:

- Credit quality: money funds must invest exclusively in high-quality securities (generally those that are in the top two tiers of credit quality).

- Diversification: requirements for diversification limit the fund's exposure to any given issuer.

- Maturity: money funds must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose effective maturity is longer than 397 days (approximately 13 months).
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS IN HIGH-QUALITY SHORT-TERM MONEY MARKET INVESTMENTS ISSUED BY U.S. AND FOREIGN ISSUERS, SUCH AS:

- commercial paper, including asset-backed commercial paper and promissory notes

- certificates of deposit and time deposits

- variable- and floating-rate debt securities

- bank notes and bankers' acceptances

- repurchase agreements

- obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and Sallie Mae (U.S. government securities)

All of these investments will be denominated in U.S. dollars, including those that are issued by foreign issuers.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit, maturity and diversification policies. Some of these policies may be stricter than the federal regulations that apply to all money funds.

The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. To preserve its investors' capital, the fund seeks to maintain a stable $1 share price.

                                         Schwab Value Advantage Money Fund(R)  1

                        This fund is designed for investors interested in competitive money market returns.

RISKS

INTEREST RATES RISE AND FALL OVER TIME. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also will be low.

YOUR INVESTMENT IS NOT A BANK DEPOSIT. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

THE FUND COULD LOSE MONEY OR UNDERPERFORM AS A RESULT OF DEFAULT. Although the risk of default generally is considered unlikely (even among foreign investments, which carry additional risks), any default on the part of a portfolio investment could cause the fund's share price or yield to fall. The additional risks of foreign investments are due to reasons ranging from a lack of issuer information to the risk of political uncertainties. Many of the U.S. government securities that the fund invests in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers of securities such as Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie Mae) and the Federal Home Loan Bank (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself.

THE MANAGER'S MATURITY DECISIONS ALSO WILL AFFECT THE FUND'S YIELD AND, IN UNUSUAL CIRCUMSTANCES, POTENTIALLY COULD AFFECT ITS SHARE PRICE. To the extent that the manager anticipates interest rate trends imprecisely, the fund's yield at times could lag those of other money market funds. The fund's emphasis on quality and stability also could cause it to underperform other money funds, particularly those that take greater maturity and credit risks.

THE FUND IS NOT DESIGNED TO OFFER CAPITAL APPRECIATION. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

2  Schwab Value Advantage Money Fund(R)

PERFORMANCE

Below is a bar chart and table that shows the fund's Institutional Shares class performance (which varies from year to year) and how it averages out over time. Institutional Shares are not offered in this prospectus. Because the Institutional Prime Shares of the fund invest in the same portfolio of securities, returns for this class will be substantially similar to those of the Institutional Shares. Performance will be different only to the extent that the Institutional Prime Shares have lower expenses. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

INSTITUTIONAL SHARES


[BAR CHART]

       1.01    1.20    3.08    4.94

        03      04      05      06

BEST QUARTER: 1.30% Q4 2006
WORST QUARTER: 0.22% Q2 2004

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/06

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                            4.94    2.44 1

1 Inception: 7/1/02.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor in the Institutional Prime Shares class. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for the share class.

FEE TABLE (%)

                                                                                  INSTITUTIONAL
SHAREHOLDER FEES                                                                   PRIME SHARES
-----------------------------------------------------------------------------------------------
                                                                                       None
ANNUAL OPERATING EXPENSES (% of average net assets)
-----------------------------------------------------------------------------------------------
Management fees*                                                                       0.29
Distribution (12b-1) fees                                                              None
Other expenses                                                                         0.03
                                                                                  -------------
Total annual operating expenses                                                        0.32
Less expense reduction                                                                (0.11)
                                                                                  -------------
NET OPERATING EXPENSES**                                                               0.21
                                                                                  -------------

*  Restated to reflect current expenses.

** Schwab and the investment adviser have agreed to limit the "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Institutional Prime Shares to 0.21% through 4/29/09.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year              3 years              5 years              10 years
------------------------------------------------------------------------------------------------
INSTITUTIONAL
  PRIME SHARES             $22                  $92                  $169                 $395

   TO OBTAIN THE CURRENT SEVEN-DAY YIELD, CLIENTS OF INVESTMENT MANAGERS SHOULD CONTACT THEIR INVESTMENT MANAGER. DIRECT SCHWAB FUNDS CLIENTS SHOULD CALL 1-800-407-0256. OTHER CLIENTS SHOULD CALL 1-800-435-4000.

                                         Schwab Value Advantage Money Fund(R)  3

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's Institutional Prime Shares financial history for the class's period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         10/5/06 1-
INSTITUTIONAL PRIME SHARES                                12/31/06
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                       1.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.01
                                                         -----------------------------------------------------------------
Less distributions:
  Dividends from net investment income                      (0.01)
                                                         -----------------------------------------------------------------
Net asset value at end of period                             1.00
                                                         -----------------------------------------------------------------
Total return (%)                                             1.25 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                     0.21 3
  Gross operating expenses                                   0.36 3
  Net investment income                                      1.29 3
Net assets, end of period ($ X 1,000,000)                   1,693

1 Commencement of operations.

2 Not annualized.

3 Annualized.

4  Schwab Value Advantage Money Fund(R)

                  FUND MANAGEMENT

The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $187 billion under management.

                  The investment adviser for the fund is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 5 million shareholder accounts. (All figures on this page are as of 12/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 12/31/06, the fee was 0.20% for the fund. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amounts paid, including the effects of reductions.

                  Effective January 1, 2007, for its advisory and administrative services to the Schwab Value Advantage Money Fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.35% of the fund's average daily net assets for the first $1 billion, 0.32% of such net assets greater than $1 billion but not exceeding $10 billion, 0.30% of such net assets greater than $10 billion but not exceeding $20 billion, 0.27% of such net assets greater than $20 billion but not exceeding $40 billion, and 0.25% of such net assets over $40 billion.

                  A discussion regarding the basis for the Board of Trustees' approval of the fund's investment advisory agreement is available in the fund's 2006 semi-annual report, which covers the period from 1/1/06 through 6/30/06.

                  INVESTING IN THE FUND

                  On the following pages, you will find information on buying, selling and exchanging Institutional Prime Shares. There are two ways to invest. You may invest directly in the fund by placing orders through the fund's sub-transfer agent (direct orders) or you may invest in the fund through an intermediary (intermediary orders) by placing orders through your brokerage account at Charles Schwab & Co. Inc. (Schwab), or through another broker/dealer, investment professional, 401(k) plan or other employee benefit plan, bank or other financial intermediary (intermediary). It is important to note that only direct orders provide same day settlement.

                  You may invest using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT TO PLACE DIRECT ORDERS

To place direct orders, you must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent). You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
--------------------------------------------------------------------------------


PLACING DIRECT ORDERS

INVESTMENT MINIMUMS FOR DIRECT ORDERS

              MINIMUM INITIAL   MINIMUM ADDITIONAL  MINIMUM
              INVESTMENT        INVESTMENT          BALANCE
-----------------------------------------------------------
INSTITUTIONAL $10,000,000       $1                  NONE
PRIME SHARES

The fund has four share classes, one of which is offered in this prospectus. Each share class has different minimum investments and different expenses. The fund's Institutional Prime Shares have the lowest expenses.

DISTRIBUTION OPTIONS

The account application lists two options for dividends. If you don't indicate a choice, you will receive the reinvestment option.

OPTION             FEATURES
-------------------------------------------------------------------------
REINVESTMENT       All dividends are invested automatically in shares of
                   the fund.


CASH               You receive payment for all dividends.

METHODS FOR PLACING DIRECT ORDERS

The methods for placing direct orders to purchase or redeem shares of the Schwab Value Advantage Money Fund -- Institutional Prime Shares are described below. With every direct order, you must include your name, your account number, the fund name and share class, and the dollar amount you would like to purchase or redeem. There are no exchange privileges for shares purchased directly from the fund. You cannot place direct orders by mail and cannot pay for purchases by check. In addition, you must authorize the telephone redemption option in the account application (and such authorization must be accepted by the fund) prior to placing direct orders with the fund's sub-transfer agent.

BUYING SHARES

INITIAL PURCHASES BY WIRE

Subject to acceptance by the fund, you may make your initial purchase of Institutional Prime Shares by wiring federal funds to the sub-transfer agent. The fund offers same day settlement on initial purchase orders that satisfy the following conditions which must occur in the order stated: (1) if you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938, (2) you must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange (NYSE), whichever is earlier) to place your order and to receive wire instructions, and (3) your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

ADDITIONAL PURCHASES BY WIRE

You may make additional purchases by wire. The fund also offers same day settlement on certain additional purchases by wire. To receive same day settlement, you must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the NYSE, whichever is earlier) to place your order and to receive wire instructions. Your wired funds must be received and accepted by the sub-transfer agent prior to 6:00 p.m. Eastern time or the deadline for the Fedwire Funds Service for initiating third party transfers, whichever is earlier.

SELLING SHARES

REDEMPTIONS BY TELEPHONE

Redemption orders can only be placed by telephone. You may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The fund and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. The procedures employed in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

ADDITIONAL REDEMPTION INFORMATION

To protect you, the fund and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature

8  Investing in the fund
guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following: U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the fund's sub-transfer agent at 1-800-407-0256 for further details.

The fund may take up to seven days to pay sales proceeds.

The fund may suspend the right of redemption and may postpone payment for a reasonable period when the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission (SEC), during periods when trading on the NYSE is restricted or during an emergency declared by the SEC which makes it impracticable for the fund to dispose of its securities or to determine the value of its net assets fairly, or during any other period permitted by the SEC for the protection of investors.

The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

PLACING INTERMEDIARY ORDERS

When you place orders to purchase, redeem or exchange shares through your Schwab account or through your account at another intermediary, you are not placing your order directly with the fund, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary, including Schwab, may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the fund. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The fund is not responsible for the failure of your intermediary to carry out its responsibilities.

BUYING SHARES

To purchase shares of the fund through an intermediary, place your orders through your Schwab account or through an account at another intermediary. Shares purchased through your Schwab account or through your account at another intermediary are not available on a same-day settlement basis.

INVESTMENT MINIMUMS FOR INTERMEDIARY ORDERS

              MINIMUM INITIAL   MINIMUM ADDITIONAL  MINIMUM
              INVESTMENT        INVESTMENT          BALANCE
---------------------------------------------------------------
INSTITUTIONAL $10,000,000       $1                  $10,000,000
PRIME SHARES

The fund has four share classes, one of which is offered in this prospectus. Each share class has different minimum investments and different expenses. The fund's Institutional Prime Shares have the lowest expenses. Please note that the minimum balance requirements are different for direct orders and intermediary orders.

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees and officers of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.

DISTRIBUTION OPTIONS

The two options are described below. If you don't indicate a choice, you will receive the first option.

OPTION             FEATURES
-------------------------------------------------------------------------
REINVESTMENT       All dividends are invested automatically in shares of
                   the fund.


CASH               You receive payment for all dividends.

METHODS FOR PLACING INTERMEDIARY ORDERS

PLACE YOUR ORDER. Please contact your intermediary to learn how to place orders.

10  Investing in the fund

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your orders with the intermediary that holds your shares.

When selling or exchanging shares, you should be aware of the following fund policies:

- The fund may take up to seven days to pay sale proceeds.

- The fund reserves the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of the fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

- Exchange orders are limited to other Schwab Funds(R) or Laudus MarketMasters Funds that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

- You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
THE FUND RESERVES CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days written notice if your balance falls below the share class minimum balance requirement, if applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive the fund's or share class' investment minimums.

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUND IS OPEN FOR BUSINESS EACH DAY, EXCEPT FOR DAYS ON WHICH THE NEW YORK STOCK EXCHANGE (NYSE) IS CLOSED AND WHEN THE FOLLOWING FEDERAL HOLIDAYS ARE
OBSERVED: COLUMBUS DAY AND VETERANS DAY. The fund calculates its share price each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after the fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with the fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive your orders prior to a specified cut-off time.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by the fund or its shareholders.

NEXT-DAY SETTLEMENT

Orders that are placed through your Schwab account or through your account at another intermediary generally settle on the next business day. Intermediary orders to buy shares that are accepted no later than the close of the fund on a given day (generally 4 p.m. Eastern time) generally will receive the next business day's dividend. Intermediary orders to sell or exchange shares that are accepted and executed no later than the close of the fund on a given day generally will receive that day's dividend.

SAME-DAY SETTLEMENT

The fund also offers same-day settlement for certain orders to purchase Institutional Prime Shares placed directly with the fund's sub-transfer agent, as described in the section "Methods for placing direct orders." Orders that satisfy these conditions will generally receive that business day's dividend.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares. However, the fund is a money market fund and seeks to provide shareholders current

12  Investing in the fund
income, liquidity, and a stable net asset value of $1 per share. In addition, the fund is designed to serve as a short-term cash equivalent investment for shareholders and, therefore, expects shareholders to engage in frequent purchases and redemptions. Because of the inherently liquid nature of the fund's investments, and money market instruments in general, and the fund's intended purpose to serve as a short-term investment vehicle for shareholders, the fund does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund's policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

PORTFOLIO HOLDINGS INFORMATION. A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's Statement of Additional Information.

DIVIDENDS AND TAXES

ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS THE FUND EARNS. The fund distributes to its shareholders substantially all of its net investment income. The fund declares a dividend every business day, based on its determination of its net investment income. The fund pays its dividends on the 15th of every month (or next business day, if the 15th is not a business day), except that in December dividends are paid on the last business day of the month. If your daily dividend is less than $0.01, you may not receive a dividend payment. The fund does not expect to distribute any capital gains.

UNLESS YOU ARE INVESTING THROUGH AN IRA, 401(K) OR OTHER TAX-ADVANTAGED RETIREMENT ACCOUNT, FUND DIVIDENDS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income is distributed as dividends. The fund's dividends are taxable as ordinary income. Taxable income dividends generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. The sale or exchange of your fund shares may have tax consequences to you if you do not hold your shares in a tax-advantaged account, but no capital gain or loss to a shareholder is anticipated because the fund seeks to maintain a stable $1 share price.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DIVIDENDS THE FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR. Schwab customers also receive information on dividends and transactions in their monthly account statements.

14  Investing in the fund

NOTES

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed financial information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Value Advantage Money
    Fund(R) --
    Institutional Prime Shares TM              811-5954




   REG35679FLD--02

SCHWAB VALUE ADVANTAGE MONEY FUND(R) --
INSTITUTIONAL PRIME SHARES TM

PROSPECTUS
April 30, 2007
As amended July 13, 2007


                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the fund's holdings and detailed financial information about the fund. Annual reports also contain information from the fund's managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the fund, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI or an annual or semi-annual report.

   The SAI, the fund's annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Value Advantage Money
    Fund(R) --
    Institutional Prime Shares TM              811-5954

SCHWAB VALUE ADVANTAGE MONEY FUND(R) -
INSTITUTIONAL PRIME SHARES TM

PROSPECTUS
April 30, 2007
As amended July 13, 2007


                                                           [CHARLES SCHWAB LOGO]

[CHARLES SCHWAB LOGO]

REG35679WRP-02

                        Supplement to the April 30, 2007
         Schwab Value Advantage Money Fund -- Institutional Prime Shares
                                   Prospectus

The information provided in this supplement is as of July 13, 2007.

The following paragraph is added to the "Buying shares" section on page 10, underneath the "Investment minimums for intermediary orders" table:

These minimums may be waived for certain retirement plans, including Schwab Corporate Services retirement plans, and plan participants, and for shareholders who roll into an IRA from an exempted retirement plan. These minimums may also be waived for certain other investors, including trustees and officers of Schwab, and for certain investment programs, including programs for education savings or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs.


                 PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.